Exhibit 99.4

Case:                 divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING April 30, 2004

Below please find the summary of disbursements by debtor, as referenced in the April 30, 2004 letter:

Name of Debtor	Case No.	Apr-04 Disbursments
divine, inc.	03-11472	$762,908.83
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—

Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	5/25/04		DEBTOR (S)-IN-POSSESSION
By:

/s/ James Boles
(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3872

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

April 30, 2004

Breakout of April Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Tony Belville	1189	Check	4/18/04	636.20	636.20
Brenda L. Cheuvront	1190	Check	4/18/04	6,881.25	6,881.25
ComputerShare	1191	Check	4/18/04	4,046.37	4,046.37
CT Corporation	1192	Check	4/18/04	280.00	280.00
FedEx	1193	Check	4/18/04	639.85	639.85
INIS, Inc.	1194	Check	4/18/04	4,149.50	4,149.50
Merrill Communications	1195	Check	4/18/04	1,730.00	1,730.00
Jonathan Niemiec	1196	Check	4/18/04	1,875.00	1,875.00
Pacer Service Center	1197	Check	4/18/04	165.48	165.48
SBC	1198	Check	4/18/04	3,141.47	3,141.47
SBC Long Distance	1199	Check	4/18/04	60.80	60.80
Trumbull Group	1200	Check	4/18/04	127,505.30	127,505.30
Office of the U.S. Trustee	1201	Check	4/18/04	750.00	750.00
Alarm Specialties and Protection, Inc.	1202	Check	4/29/04	125.00	125.00
Budget Rent-A-Car	1203	Check	4/29/04	15,000.00	15,000.00
Business Machine Agents, Inc.	1204	Check	4/29/04	99.50	99.50
FedEx	1205	Check	4/29/04	78.28	78.28
Alma Gonzalez	1206	Check	4/29/04	74.71	74.71
Kathy Hernandez	1207	Check	4/29/04	157.99	157.99
Lori McCool	1208	Check	4/29/04	168.07	168.07
Pacific Retirement Plans, Inc.	1209	Check	4/29/04	1,960.00	1,960.00
SBC Internet Services	1210	Check	4/29/04	3,459.94	3,459.94
SBC LONG DISTANCE	1211	Check	4/29/04	272.19	272.19
Office of the U.S. Trustee	1212	Check	4/29/04	20,000.00	20,000.00
LSI, Inc.	1213	Check	4/29/04	17,991.20	17,991.20
Goodmans, LLP		Wire	4/26/04	4,559.04	4,559.04
Jenner & Block, LLC		Wire	4/26/04	32,603.84	32,603.84
Jude Sullivan		Wire	4/19/04	25,000.00	25,000.00
Latham & Watkins LLP		Wire	4/26/04	23,204.06	23,204.06
Looney & Grossman LLP		Wire	4/19/04	4,976.29	4,976.29
Looney & Grossman LLP		Wire	4/26/04	12,716.65	12,716.65
McDonald Investments Inc.		Wire	4/26/04	12,293.10	12,293.10
Mintz,Levin,Cohn,Glovsky&Popeo		Wire	4/26/04	100,609.59	100,609.59
Riley & Esher LLP		Wire	4/26/04	25,898.50	25,898.50
Stewart F. Grossman		Wire	4/19/04	42,340.22	42,340.22
Stewart F. Grossman		Wire	4/26/04	70,211.78	70,211.78
Transwestern Commercial Serv.		Wire	4/26/04	729.00	729.00
Warner, Stevens & Doby, LLP		Wire	4/26/04	59,380.47	59,380.47
Woodway Associates, LLC		Wire	4/26/04	137,138.19	137,138.19

				762,908.83	762,908.83	—	—